Exhibit 10.5

> In accordance with Paragraph 3.5 of that certain Asset Purchase Agreement “(APA”) entered into on December     , 2007, the undersigned agree that he (she) will not publicly or privately sell, assign, transfer, convey pledge or hypothicate any shares of the common stock of Hanover Gold Company, Inc for a period of three months from the closing date of the APA. Thereafter such sales shall be limited to 5 percent, 10 percent and 20 percent respectively of the undersigned’s holdings for each of the following three month periods, respectively. Following such periods, there shall be no further restrictions on such sales.

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> Dated
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> Print name
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> Signature
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> Number of shares owned
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